UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2024

GARRETT MOTION INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-38636	82-4873189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

La Pièce 16 Rolle, Switzerland	1180
(Address of Principal Executive Offices)	(Zip Code)

+41 21 695 30 00

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 29, 2024, Garrett Motion Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). As described in Item 5.07 below, at the Annual Meeting, stockholders approved certain amendments (the “Charter Amendments”) to the Company’s Second Amended and Restated Certificate of Incorporation (the “Second Amended and Restated Certificate of Incorporation”), as described in the Company’s Definitive Proxy Statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 12, 2024 (the “Proxy Statement”). The Company’s Third Amended and Restated Certificate of Incorporation, marked to show the Amendments, is filed hereto as Exhibit 3.1.

Following stockholder approval of the Charter Amendments, on May 29, 2024, the Board of Directors of the Company adopted an amendment to the Company’s bylaws (the “Bylaw Amendment,” and the bylaws as so amended and restated, the “Amended and Restated Bylaws”), to establish the procedures by which one or more holders who beneficially own 25% of our common stock may request that the Company call a special meeting of our stockholders.

Pursuant to the Bylaw Amendment, a stockholder wishing to request to call a special meeting must deliver a notice to the Corporate Secretary of the Company containing certain information including, but not limited to, a statement of the purpose of the requested special meeting, documentary evidence that the requesting holder(s) beneficially own(s) at least 25% of the outstanding shares of common stock of the Company as of the date of the request, and certain specified information, representations, and agreements required with respect to the requesting holder and any director nominations or other business proposed to be presented at the special meeting. Additionally, pursuant to the Bylaw Amendment, a special meeting that is properly requested shall be held not more than 90 days after receipt of such request, subject to certain limited circumstances as specified in more detail in the Bylaw Amendment.

The Amended and Restated Bylaws became effective on May 29, 2024. The foregoing description of the Bylaw Amendment does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Proxy Statement, are as follows.

Item 1 - Election of nine directors for a term of office expiring on the date of the Company’s 2025 Annual Meeting of Stockholders.

NOMINEE	Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
Daniel Ninivaggi	187,771,124	1,785,651	78,852	18,556,190
Paul Camuti	189,260,891	296,142	78,594	18,556,190
Joachim Drees	189,279,325	277,745	78,557	18,556,190
Kevin Mahony	189,232,374	325,038	78,215	18,556,190
D’aun Norman	189,008,541	546,933	80,153	18,556,190
Olivier Rabiller	189,242,887	313,927	78,813	18,556,190
Robert Shanks	189,276,124	280,447	79,056	18,556,190
Julia Steyn	189,179,118	371,323	85,186	18,556,190
Steven Tesoriere	178,320,382	11,284,925	30,320	18,556,190

Item 2 - Ratification of the appointment of Deloitte SA as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non- Votes
208,016,348	46,009	129,460	N/A

Item 3 - Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non- Votes
185,831,580	3,414,189	389,858	18,556,190

Item 4 - Approval of an amendment to our Second Amended and Restated Certificate of Incorporation to lower the stockholder vote required to remove directors and amend the by-laws of the Company, and to make other non-substantive amendments including to remove obsolete provisions and make conforming changes.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non- Votes
189,522,112	72,963	40,552	18,556,190

Item 5 – Approval of an amendment to our Second Amended and Restated Certificate of Incorporation to provide for officer exculpation to the extent permitted under Delaware law.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non- Votes
178,422,140	10,863,291	350,196	18,556,190

Item 6 – Approval of an amendment to our Second Amended and Restated Certificate of Incorporation to permit stockholders to call special meetings.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non- Votes
189,422,206	80,845	132,576	18,556,190

Based on the foregoing votes, the director nominees named above were elected, and Items 2, 3, 4, 5 and 6 were approved.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description

3.1	Third Amended and Restated Certificate of Incorporation of Garrett Motion Inc., amended and restated on May 29, 2024 (marked to show changes from prior version)
3.2	Fifth Amended and Restated By-laws of Garrett Motion Inc., amended and restated on May 29, 2024 (marked to show changes from prior version)
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARRETT MOTION INC.

Date: May 29, 2024	By:	/s/ Jerome P. Maironi
		Name:	Jerome P. Maironi
		Title:	Senior Vice President, General Counsel and Corporate Secretary